UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2009

RHINO PRODUCTIONS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	33-1176182
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

16887 NW King Richard Court
Sherwood, Oregon 94140
(Address of principal executive offices, including zip code)

(503) 516-2027
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In April of 2009, the Company’s current management team, following discussions with its Board of Directors and its auditors, concluded that the previously filed audited financial statements and other financial information as of and for the first, second and third quarters of 2008 issued with the Company’s Form 10-Q’s filed with the Commission on 5/15/2008, 8/14/2008, and 11/19/2008 respectively should no longer be relied upon.  The Company’s quarterly financial statement financial statements for these periods were modified specifically within Notes to the Financial Statements under Note 4 Income Taxes as well as modifying the title of the financials to reflect the Company as a “Development Stage Enterprise” and not a “Development Stage Company”.

Owing to the above mentioned corrections, the Company will restate the quarterly financial statements for the first, second, and third quarters of 2008 within its 2008 annual report to be filed in April of 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2009	Rhino Productions, Inc.

	By:	/s/ Ronald G. Brigham
Ronald G. Brigham–President and Director